Exhibit 99(b)



                                    [FORM OF]
                          NOTICE OF GUARANTEED DELIVERY

                         ONCOR ELECTRIC DELIVERY COMPANY
                      6.375% SENIOR SECURED NOTES DUE 2015
                      7.250% SENIOR SECURED NOTES DUE 2033
                                (THE "OLD NOTES")


     This form or one substantially equivalent hereto (along with the related Letter of Transmittal) must be used to accept the related Exchange Offer of Oncor Electric Delivery Company (the "Company") made pursuant to a prospectus dated July __, 2003 (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                             THE EXCHANGE AGENT IS:

                              THE BANK OF NEW YORK

               By Registered or Certified Mail, Overnight Courier:
                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                                 Attention: [ ]
                   Reference: Oncor Electric Delivery Company

                                    By Hand:
                              The Bank of New York
                         Corporate Trust Services Window
                                   Lobby Level
                               101 Barclay Street
                            New York, New York 10286
                                 Attention: [ ]
                   Reference: Oncor Electric Delivery Company

                  By Facsimile (for Eligible Institution Only):
                                 (212) 298-1915
                              Confirm by Telephone:
                                 (212) 815-3738


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


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LADIES AND GENTLEMEN:

     Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount and series of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus under THE EXCHANGE OFFER -- "Procedures for Tendering - Registered Holders and DTC Participants -- Guaranteed Delivery Procedures."

Principal Amount of Old Notes           If Old Notes will be delivered by
(specify series) Tendered:*             book-entry transfer to The Depository
                                        Trust Company, provide account number.

$
---------------------------------

$
---------------------------------



Certificates Nos. (if available):       Account Number _________________________

Total Principal Amount Represented by
Old Notes (specify series)Certificate(s):

$
---------------------------------

$
---------------------------------


* Must be in denominations of principal amount of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 1 in the Letter of Transmittal.

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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE


X
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X
X
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  SIGNATURE(S) OF OWNER(S) OR AUTHORITY SIGNATORY              DATE

     Telephone Number (including area code):
                                              ----------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a DTC security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):

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                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount and series of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under THE EXCHANGE OFFER -- "Procedures for Tendering - Registered Holders and DTC Participants," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Notes, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


----------------------------------------     -----------------------------------
  Name of Firm                                      Authorized Signature

----------------------------------------     -----------------------------------
  Address                                                  Title

                                             Name:
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  Zip Code                                             (Please Type or Print)

Area Code and Tel. No.                       Dated:
                       -----------------            ----------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.
CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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